THE SARATOGA ADVANTAGE TRUST

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Supplement dated December 12, 2014

to the Prospectus and Statement of Information dated September 9, 2014

CLASS I SHARES	(Ticker: JAIMX)
CLASS A SHARES	(Ticker: JAAMX)
CLASS C SHARES	(Ticker: JACMX)

Cross Ledge Investments LLC (“Cross Ledge”) is no longer managing any portion of the assets of the James Alpha Multi Strategy Alternative Income Portfolio (the “Portfolio”). Therefore, all references in the Portfolio’s Prospectus and Statement of Additional Information to Cross Ledge or its portfolio managers are deleted. Kevin R. Greene, James S. Vitalie and Michael Montague of James Alpha Management, LLC, the Portfolio’s manager since its inception, are responsible for managing the portion of the Portfolio’s assets formerly managed by Cross Ledge.

This Supplement updates and supersedes any contrary information contained in the Portfolio’s Prospectus and Statement of Additional Informtion.

Please retain this Supplement for future reference.